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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) July 6, 1999
                                                 ------------------------------

                               Oakridge Energy, Inc.
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             (Exact name of registrant as specified in its charter)



          Utah                       0-8532               87-0287176
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(State or other jurisdiction    (Commission File         (IRS Employer
     of incorporation)              Number)             Identification
                                                               Number)



4613 Jacksboro Highway, Wichita Falls, Texas             76302
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (940) 322-4772
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                                      N/A
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         (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On July 6, 1999, KPMG LLP ("KPMG") resigned as the independent public accountants for Oakridge Energy, Inc. (the "Company"). KPMG had examined the financial statements of the Company for its fiscal years ended February 29, 1992 through February 28, 1999. The Board of Directors of the Company has not yet selected a successor to KPMG.

                  KPMG's reports on the Company's financial statements for the Company's last two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the fiscal years ended February 28, 1998 and 1999, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for such years.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (3)  Exhibits

             (16) Letter from KPMG LLP to the Securities and Exchange
                  Commission.
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OAKRIDGE ENERGY, INC.
                                              (Registrant)


DATE: July 12, 1999                      By /s/ Sandra Pautsky
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                                            Sandra Pautsky, President
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                                INDEX TO EXHIBITS


                  The exhibits filed herewith are filed in accordance with the requirements of Item 601 to Regulation S-B for filings on Form 8-K. For convenient reference, each exhibit is listed according to the number assigned to it in the table to such Item 601.

                  (1)  Underwriting agreement - not applicable.

                  (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - not applicable.

                  (4) Instruments defining the rights of security holders, including indentures - not applicable.

                  (16) Letter re change in certifying accountant - Letter
                       from KPMG LLP to Securities and Exchange Commission filed herewith.

                  (17) Letter re director resignation - not applicable.

                  (21) Other documents or statements to security holders -
                       not applicable.

                  (24) Consents of experts and counsel - not applicable.

                  (25) Power of attorney - not applicable.

                  (27) Financial Data Schedule - not applicable.

                  (99) Additional exhibits - not applicable.